SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K
                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 1996


                            St. Joe Corporation
               (Exact name of registrant as specified in charter)



     Florida                         1-10466              59-0432511
- -------------------------------     ----------      ----------------
(State or other jurisdiction of     (Commission     (I.R.S. Employer
Incorporation)                       File No.)       Identification No.)


     Suite 400, 1650 Prudential Drive
     Jacksonville, FL                                  32207
     ---------------------------------------       ---------
     (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code: (904) 396-6600


                  St. Joe Paper Company
- - -------------------------------------------------------------
  (Former name or former address, if changed since last report)

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS


     On May 30, 1996, the Company's sale of its linerboard mill and container plants occurred. Except for the actual date of closing, essentially all information required to be included in a Current Report on Form 8-K was previously reported in the Company's Special Meeting Proxy Statement dated April 11, 1996 in connection with stockholder approval of the sale and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 which segregated discontinued operations, and such information is incorporated herein by reference.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (b)  Pro forma financial information

     Pro forma financial information as of and for the year ended December 31, 1995 is incorporated by reference to the Company's Special Meeting Proxy Statement dated April 11, 1996, appearing under the caption "Selected Unaudited Pro Forma Consolidated Financial Data." Reference is also made to the Company's Quarterly Report on Form 10-Q for the period ended March 31, 1996 which segregated discontinued operations.

     (c)  Exhibits

          (99)   Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   St. Joe Corporation



                                  By: /s/ J. Malcolm Jones
                                  -----------------------------------
                                     J. Malcolm Jones
                                     Vice President and Chief
                                     Financial Officer


Date:  August 19, 1996


     EXHIBIT INDEX


       Exhibit No.



          99  Press Release

     JACKSONVILLE, Fla.--May 30, 1996--St. Joe Paper Co. (NYSE:SJP) announced Thursday the sale of its pulp and paper mill and container plants closed today.

     The company received consideration of $360 million, an amount which reflects the originally agreed purchase price of $390 million, adjusted for an estimated working capital change of $30 million in favor of the purchasers which will be finalized after closing.

     Florida Coast Paper Co., L.L.C., a joint venture between subsidiaries of Stone Container Corp. and Four M Corp., purchased the assets of St. Joe Forest Products Co., which consist of a pulp and paper mill producing kraft and mottled white linerboard in Port St. Joe, Fla. A wholly owned subsidiary of Four M Corp., Box USA Group Inc., purchased St. Joe Container Co.'s 16 box plants located throughout the eastern part of the country.

     The company also announced that the corporate name change from St. Joe Paper Co. to St. Joe Corp., approved by shareholders at the annual meeting, will become effective June 3, 1996. The stock will continue to be traded on the New York Stock Exchange under the symbol SJP.

     St. Joe Paper Co. is a diversified company with primary assets based in forest products, transportation, sugar production and real estate.

     CONTACT:  St. Joe Paper Co., Jacksonville
               J. Malcolm Jones Jr., Vice President &
               Chief Financial Officer, 904/396-6600